SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 24, 2001


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


         Pennsylvania                1-11459               23-2758192
         ------------                -------               ----------
(State or other jurisdiction of    (Commission           (IRS Employer
         Incorporation)            File Number)        Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


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ITEM 5.   OTHER ITEMS

          On July 24, 2001, PPL Corporation issued a press release announcing total earnings of $0.80 per share for the second quarter of 2001, including a 12 percent increase in per share earnings in its core businesses. PPL also confirmed its prior forecast of earnings in excess of $4.00 per share for 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release, dated July 24, 2001, regarding PPL Corporation's earnings for the second quarter of 2001 and forecasted earnings.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION


                                        By: /s/ Joseph J. McCabe
                                            -----------------------------------
                                            Joseph J. McCabe
                                            Vice President and Controller


Dated:    July 31, 2001